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                                                                   EXHIBIT 32.01

                                  CERTIFICATION
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, James E. Hogue, as Chairman of the Board and Chief Executive Officer of Wiltex A, Inc., (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the accompanying Form 10QSB report for the period ending September 30, 2003 as filed with the U. S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.


                            By: s/s JAMES E. HOGUE
                            -----------------------
                            James E. Hogue
                            Chairman of the Board and
                            Chief Executive Officer
                            (Principal Executive Officer)

Date: November 6, 2003

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                                  CERTIFICATION
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, James E. Hogue, as Principal Financial and Accounting Officer of Wiltex A, Inc., (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the accompanying Form 10QSB report for the period ending September 30, 2003 as filed with the U. S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

                               By:  s/s JAMES E. HOGUE
                               -----------------------
                               James E. Hogue
                               Principal Financial and Accounting Officer

Date: November 6, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 WILTEX A, INC.
                                  (Registrant)

Date: November 6, 2003          /s/ James E. Hogue
                                ------------------------------
                                 James E. Hogue
                                 Chief Executive Officer